UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 5, 2007

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 – Other Events

On or about December 5, 2007, Premier issued a letter to its shareholders which briefly discussed Premier’s third quarter earnings, the decline in stock values throughout the financial services industry, and Premier’s recent announcements to acquire Citizens First Bank headquartered Ravenswood, West Virginia and Traders Bankshares, Inc. headquarted in Spencer, West Virginia.  The letter also included copies of Premier’s third quarter earnings press release and copies of the two press releases announcing the recent acquisitions, which were previously filed with the Securities and Exchange Commission on Form 8-K.  The full text of the letter to shareholders is furnished as Exhibit 99.1.

Item 9.01. – Financial Statements and Exhibits

(c) Exhibit 99.1 – Letter mailed on our about December 5, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: December 6, 2007                                           Brien M. Chase, Vice President
  and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to shareholders mailed on or about December 5, 2007.